VANGUARD
FLORIDA INSURED
TAX-FREE FUND

Annual Report
November 30, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.



                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                        1


                                   The Markets
                                 In Perspective

                                        4


                                   Report From
                                   The Adviser

                                        6


                                    Portfolio
                                     Profile

                                        8


                                   Performance
                                     Summary

                                       10


                                    Financial
                                   Statements

                                       11


                                    Report Of
                                   Independent
                                   Accountants

                                       20


                                  Trustees And
                                    Officers

                                INSIDE BACK COVER

[PHOTO]

John C. Bogle

[PHOTO]

John J. Brennan

DEAR SHAREHOLDER,


         The 1996 fiscal year for Vanguard Florida Insured Tax-Free Fund, which ended on November 30, proved notable for one important reason: Relative stability returned to the municipal bond market for the first time in the past four years.

         Interest rates fluctuated in a fairly narrow range during the year--responding to marked shifts in investor sentiment about the strength of the U.S. economy and the specter of inflation--but on balance the yield on long-term U.S. Treasury bonds increased only slightly and the yield available on long-term tax-exempt bonds was essentially unchanged. In this calmer environment, the return of our Fund exceeded the results of its competitive fund group (+6.5% versus +4.7%). The table at right presents the Fund's twelve-month return as well as its income and capital components.

---------------------------------------------------------
                              INVESTMENT RETURNS
                      FISCAL YEAR ENDED NOVEMBER 30, 1996
---------------------------------------------------------
                          INCOME     CAPITAL    TOTAL
---------------------------------------------------------
Vanguard Florida Insured
  Tax-Free Fund            +5.3%       +1.2%    +6.5%
---------------------------------------------------------

         The total return (capital change plus reinvested dividends) of the Fund is based on a change in net asset value from $10.94 per share on November 30, 1995, to $11.07 per share on November 30, 1996, adjusted for dividends totaling $0.550 per share from net investment income.

FISCAL 1996 PERFORMANCE OVERVIEW

In the taxable bond market, yields experienced some interim variability, but ended the period just a bit higher than their beginning levels. Yields on municipal bonds remained unchanged on balance at 5.7%, as investor concerns about the prospect of a "flat tax" all but disappeared.

         This environment of relative stability contrasted starkly with the three previous years. During 1993, interest rates tumbled and bond prices surged, only to reverse themselves in the rapidly rising interest-rate environment of 1994. But in 1995, a remarkable about-face in the course of interest rates sent bond prices soaring once again. The lesson is clear: While bond (and bond fund) prices can fluctuate sharply over short periods, these price swings tend to be offsetting over longer periods.

         During fiscal 1996, when most municipal bond funds essentially earned their coupons, the +6.5% annual total return for the Florida Insured Tax-Free Fund was significantly ahead of the +4.7% annual return for the average Florida municipal bond fund and the +5.9% return of the Lehman Municipal Bond Index. Our margin over the Index is particularly satisfying, given that the Index incurs none of "real world" operating expenses and transaction costs that all mutual funds must bear.

         For Florida residents, the income earned by our Fund is exempt from federal income tax and the assets are exempt from the state intangible tax. Given these tax advantages, investors in the Florida Insured Tax-Free Fund who are taxed at the highest federal marginal tax rate can earn 46% more after-tax income than they could in a comparable long-term taxable bond fund. Put another way, for a Florida investor, a yield of 5.7% on a tax-exempt long-term portfolio would be the equivalent of a 9.4% taxable yield.

         The table below presents a general comparison of the annual income earned on tax-exempt and taxable securities as of November 30, 1996, assuming a $100,000 investment.

         Please note that this example ignores two important quality distinctions between state- specific municipal bond funds and U.S. Treasury bond funds: (1) U.S. Treasury bond funds hold solely Treasury securities, which are backed by the full faith and credit of the U.S. government; and (2) state-specific municipal bond funds incur a significant risk by concentrating their assets in securities from a particular economic region. Of course, for Vanguard Florida Insured Tax-Free Fund, these added risks are substantially mitigated by private insurance, which, in effect, guarantees the full payment of annual income and the return of principal at maturity for the municipal bonds we hold.

---------------------------------------------------------
                            ILLUSTRATION OF INCOME ON A
                         HYPOTHETICAL $100,000 INVESTMENT
---------------------------------------------------------
Taxable gross income                 $6,400
Less taxes (39.6%)                   (2,500)
Net after-tax income                  3,900
---------------------------------------------------------
Tax-exempt income                    $5,700
---------------------------------------------------------
Tax-exempt income advantage          $1,800
---------------------------------------------------------
Percentage advantage                    46%
---------------------------------------------------------

Illustration assumes current yields (as of November 30, 1996) of 6.4% for long-term U.S. Treasury bonds and 5.7% for long-term municipals. Tax adjustment assumes federal tax rate of 39.6%; local taxes not considered. The illustration is not intended to represent future results.

LONG-TERM PERFORMANCE OVERVIEW

The accompanying table compares the longer-term performance of our Fund with that of its mutual fund peer group. It also illustrates the "Vanguard Advantage"--the performance edge our Fund provided over its competitive standard.

         Our expense ratio advantage over our typical competitor plays a key role in our performance advantage. Our Fund maintains an expense ratio (expenses as a percentage of average net assets) of 0.19%, compared with the 1.01% charged by the average long-term state tax-free fund. This benefit over our competitors has been available to our shareholders year after year with no sacrifice in credit quality. Our investment adviser, Vanguard Fixed Income Group, also plays a key role in our success, managing the Fund ably and maintaining a level of investment quality that is, in our judgment, second to none in the field.

------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS
                                SEP. 1, 1992, TO NOV. 30, 1996
------------------------------------------------------------------
                                          AVERAGE
                             VANGUARD   COMPETITIVE     VANGUARD
                               FUND        FUND         ADVANTAGE
------------------------------------------------------------------
Vanguard Florida Insured
 Tax-Free Fund                +8.0%       +6.7%           +1.3%
------------------------------------------------------------------

IN SUMMARY

The past four years have illustrated the range of market environments that bond fund investors may enjoy--or be forced to endure. Which of these environments is normal for municipal bonds? The answer is probably: all of the above. In the years ahead, there are sure to be more sharp rises in interest rates, more sustained declines, and more years of relative tranquility. Indeed, this is part and parcel of investing in bond funds. In the long run, however, the rate of interest income--"the coupon"--will be the dominant source of our returns.

         Whatever the year-to-year turbulence of the bond market, Vanguard Florida Insured Tax-Free Fund will do what it has always done: continue our focus on providing returns that exceed those of competitive norms, even as we maintain the highest standards of credit quality. As part of a long-term investment program that includes stock funds, bond funds, and money market funds, the Florida Insured Tax-Free Fund should prove rewarding to investors.


 /s/ JOHN C. BOGLE                                     /s/ JOHN J. BRENNAN

Chairman of the Board                                  President

December 18, 1996

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED NOVEMBER 30, 1996

[PHOTO]

U.S. EQUITY MARKETS

Few investors would have expected the stock market over the past 12 months to come close to matching the 37.0% return of the prior 12. Yet when the past two fiscal years are considered cumulatively, the Standard & Poor's 500 Composite Stock Price Index has risen 75.1%. Not surprisingly, many of the factors that drove the market higher in 1995 were also in place this year. Once again, steady economic growth and low inflation were powerful motivators.

         The equity markets were decidedly "un-equitable," however, when it came to size and sectors. Companies with larger market values, such as those that dominate the S&P 500 Index, prevailed. In fact, even within the Index, it was the largest companies that turned in the best performance. The 50 biggest companies in the S&P 500 Index (which account for roughly half its market value) gained 31.8% in the fiscal year ended November 30, compared with an increase of 27.9% for the entire Index. Looking at the S&P 500 Index's performance by sector, financial stocks were strongest, closing the year with a 41.9% gain. Technology stocks were a close second, gaining 39.3%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a 4.4% return, the lowest within the Index.

         With the largest companies performing so well, it was difficult for smaller issues to keep pace. This was evidenced in the considerable difference between the 27.9% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Small Stock Index. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 77.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -0.4%.

---------------------------------------------------------------------
                                         AVERAGE ANNUALIZED RETURNS
                                      PERIODS ENDED NOVEMBER 30, 1996
---------------------------------------------------------------------
                                       1 YEAR      3 YEARS    5 YEARS
---------------------------------------------------------------------
Equity
    S&P 500 Index                       27.9%        21.0%      18.2%
    Russell 2000 Index                  16.5         14.0       16.8
    MSCI-EAFE Index                     12.1         11.7        9.9
---------------------------------------------------------------------
Fixed-Income
    Lehman Aggregate Bond Index          6.1%         6.5%       7.9%
    Lehman 10-Year Municipal
     Bond Index                          5.7          6.2        8.0
    Salomon 90-Day U.S. Treasury Bills   5.3          5.0        4.4
---------------------------------------------------------------------
Other
    Consumer Price Index                 3.2%         2.8%       2.9%
---------------------------------------------------------------------


U.S. FIXED-INCOME MARKETS

As the fiscal year ended, the 30-year U.S. Treasury yield of 6.4% was modestly higher than its 6.1% level on November 30, 1995. The relatively small difference in these figures belies the turmoil endured by the fixed-income markets over the past 12 months.

         When the fiscal year began, "Steady as she goes" was the common wisdom. Modest economic growth and benign inflation were expected to continue, giving the Federal Re-serve no reason to move interest rates higher. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to compensate for the perceived risk: The 30-year Treasury yield jumped from just below 6.0% in late December to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. In reality, there was little bite to the bark. Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.2%. And, as the fiscal year entered its final quarter, evidence once again pointed to more "acceptable" levels of growth. That--plus the market's satisfaction with the national election results and prospects for budget action--helped bonds finish the fiscal year with a strong rally.

         The rally enabled the longer-maturity sectors of the market to overcome performance deficits and finish the year with positive returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only twice, lowering the federal funds rate by a total of 0.5%.

         Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots over the past year. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries as there appeared to be little risk of skipped interest payments or bankruptcy against the good earnings backdrop. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgages--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, and demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Concern about U.S. Federal Reserve Board policy appeared to drive global markets as much as it did those in the United States. In aggregate, the markets rose 17.0%, as measured by the Morgan Stanley Capital International-Europe, Australasia, Far East Index. A stronger dollar reduced this return to 12.1% for U.S.-based investors.

         Regionally, Europe's 22.9% return overshadowed the 1.4% generated by the Pacific Basin. Europe's major markets continued to work toward the economic targets that must be attained by 1999 under the Maastricht Treaty. This ongoing, albeit bumpy, effort kept the continent's economic growth modest and gave investors confidence. The Pacific region, of course, was dominated by the influence of the Japanese market. Despite evidence of a strengthening economy early in the year, Japan's market was shadowed by lingering problems in the banking and real estate sectors and by tepid interest on the part of Japanese investors. The dollar's appreciation against the yen had a significant impact on returns, turning the year's 7.1% gain in yen into a -4.5% loss in dollars. In contrast, the returns for a number of other countries in the region were quite strong: for example, Hong Kong, 38.2%, and Malaysia, 31.8% (in U.S. dollars).

REPORT FROM THE ADVISER

[PHOTO]

         Yields on tax-exempt securities decreased slightly while yields on short-term securities ended virtually unchanged in the 12 months ended November 30, 1996, the fiscal year for Vanguard Florida Insured Tax-Free Fund.

         Over the 12 months, the yield on high-grade, long-term municipal bonds declined by 8 basis points, or 0.08 percentage point, from 5.74% to 5.66%. By way of comparison, the yield on the benchmark 30-year U.S. Treasury bond increased by 22 basis points, from 6.13% to 6.35%. However, these relatively small changes obscure the volatility in both markets during the course of the year.

         During the first half, reports of a solid increase in economic activity and robust employment gains fanned fears of inflation. In reaction, by June the fixed-income market had driven up the yields on the 30-year Treasury bond and on long-term, high-grade municipal bonds to 7.19% and 6.22%, respectively. But as the economy cooled from its earlier torrid pace, investors grew more confident that the Federal Reserve Board would not have to tighten monetary policy, and yields fell back nearly to their levels at the start of the year.

FLAT-TAX TRAUMA

For municipal bonds, the issue of tax reform grew in importance in early 1996. Various flat-tax proposals either directly or indirectly threatened the tax-exempt privilege of municipal securities. In its basic form, a flat tax would reduce the current hierarchy of income-tax rates to only one lower level for all earned income. Unearned income (interest, dividends, and capital gains) would not be taxed at all. Since all interest would be exempt from federal income tax, municipal bond interest payments would no longer offer a special tax benefit. Early in the fiscal year, concern about such proposals caused the prices of municipal bonds to fall relative to those of taxable bonds, enabling municipal investors to purchase high-grade, tax-exempt bonds with attractive yields--as high as 94% of comparable U.S. Treasury obligations.

     However, as a campaign issue, the complete overhaul of the federal tax system bombed by early summer. The flat tax suffered a peaceful demise upon the nomination of Bob Dole and was effectively buried with the reelection of President Clinton. By the end of the year, with the flat-tax trauma a thing of the past, the ratio of tax-exempt yields to taxable yields fell to 89%. The relative outperformance of municipals came despite an increase late in the year in the supply of new tax-exempt bond issues, which raised the tax-exempt/taxable yield ratio from a low of 84% in August.

INVESTMENT PHILOSOPHY

The Fund reflects a belief that a high level of current income exempt from federal income tax and Florida's intangible personal property tax can be achieved by investing primarily in long-term insured bonds issued by state, county, and municipal governments in Florida.


THE EXPENSE RATIO ADVANTAGE

For 1996, Vanguard Florida Insured Tax-Free Fund provided a positive rate of return, roughly commensurate with the dividends derived from interest income on the Fund. Because market yields changed only slightly over the year, income was the dominant component of total return. In this environment, Vanguard's low expense ratio provided a powerful advantage in maximizing the tax-exempt return to shareholders. The lower expense ratio allows more investment income to flow directly to shareholders, which translates into higher Fund returns. Over time, this has the powerful and enduring effect of contributing to superior performance.

     Looking ahead, we believe that the tax-exempt investment arena will continue to provide above-average value to shareholders who seek a high-quality investment with durable and attractive after-tax returns. This is especially true for our State Tax-Free Portfolios, which offer the extra benefit of income that is exempt from state, as well as federal, taxes.

Ian A. MacKinnon, Senior Vice President
Pamela W. Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Vanguard Fixed Income Group

December 16, 1996

PORTFOLIO PROFILE: FLORIDA INSURED TAX-FREE FUND
NOVEMBER 30, 1996

This Profile provides a snapshot of the Fund's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-------------------------------------------
Number of Issues                        115
Yield                                  4.9%
Yield to Maturity*                     5.0%
Average Coupon                         5.7%
Average Maturity                 13.5 years
Average Quality                         Aaa
Average Duration                  8.3 years
Expense Ratio                         0.19%

*After expenses.



VOLATILITY MEASURES
-------------------------------------------
                  FLORIDA INSURED    LEHMAN
                    TAX-FREE FUND    INDEX*
-------------------------------------------
R-Squared                    0.95      1.00
Beta                         1.13      1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------
Under 1 Year                           9.3%
1-5 Years                              1.8
5-10 Years                            24.6
10-20 Years                           43.0
20-30 Years                           21.3
Over 30 Years                           --
-------------------------------------------
Total                                100.0%


INVESTMENT FOCUS
-------------------------------------------
[FIGURE 1]


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------
Aaa                                   94.1%
Aa                                     5.9
A                                      --
Baa                                    --
Ba                                     --
B                                      --
Not Rated                              --
-------------------------------------------
Total                                100.0%

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolio.

AVERAGE DURATION. An estimate of how much a portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by the portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the credit ratings assigned to the portfolio's securities holdings by credit-rating agencies. Agencies assign credit ratings after appraising an issuer's ability to meet its obligations.
Quality is graded on a scale, with Aaa indicating the most creditworthy bond issuers.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by the portfolio.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio in 1995 for state tax-free bond funds was 1.01%; for state tax-free money market funds, the figure was 0.59%.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PERFORMANCE SUMMARY: FLORIDA INSURED TAX-FREE FUND


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: 9/1/92-11/30/96
----------------------------------------------
       FLORIDA INSURED TAX-FREE FUND   LEHMAN*
FISCAL   CAPITAL  INCOME    TOTAL       TOTAL
YEAR     RETURN   RETURN   RETURN      RETURN
----------------------------------------------
1992        1.6%    1.2%     2.8%         1.8%
1993        6.9     5.5     12.4         11.1
1994      -11.0     4.9     -6.1         -5.2
----------------------------------------------
----------------------------------------------
       FLORIDA INSURED TAX-FREE FUND   LEHMAN*
FISCAL   CAPITAL  INCOME    TOTAL       TOTAL
YEAR     RETURN   RETURN   RETURN      RETURN
----------------------------------------------
1995       13.8%    6.3%    20.1%        18.9%
1996        1.2     5.3      6.5          5.9
----------------------------------------------

*Lehman Municipal Bond Index.
See Financial Highlights table on page 17 for dividend and capital gains information since the Fund's inception.

CUMULATIVE PERFORMANCE: 9/1/92-11/30/96


1992 09        10000    10000   10000
1992 11        10284    10196   10179
1993 02        11020    10901   10778
1993 05        11087    10930   10833
1993 08        11489    11382   11257
1993 11        11558    11442   11307
1994 02        11621    11463   11375
1994 05        11403    11063   11100
1994 08        11500    11145   11277
1994 11        10855    10475   10716
1995 02        12057    11514   11593
1995 05        12475    12077   12115
1995 08        12465    12008   12278
1995 11        13031    12592   12742
1996 02        13230    12645   12874
1996 05        12950    12475   12669
1996 08        13241    12614   12921
1996 11        13872    13183   13492

------------------------------------------------------------------------------------------------

                                         AVERAGE ANNUAL TOTAL RETURNS
                                        PERIODS ENDED NOVEMBER 30, 1996
                                       --------------------------------        FINAL VALUE OF A
                                       1 YEAR           SINCE INCEPTION       $10,000 INVESTMENT
------------------------------------------------------------------------------------------------
Florida Insured Tax-Free Fund           6.45%                 8.01%               $13,872
Average Florida Municipal Fund          4.69                   6.72                13,183
Lehman Municipal Bond Index             5.88                   7.31                13,492
------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
---------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                                  INCEPTION                     ----------------------
                                    DATE          1 YEAR        CAPITAL  INCOME  TOTAL
---------------------------------------------------------------------------------------
Florida Insured Tax-Free Fund      9/1/92         6.90%           2.04%   5.41%  7.45%
---------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Fund's fiscal year end.

[PHOTO]

FINANCIAL STATEMENTS
NOVEMBER 30, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or non-insured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
FLORIDA INSURED TAX-FREE FUND                                           COUPON       DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.4%)
-------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (89.8%)
Alachua County FL Health Fac. (Shands Teaching Hosp.)                    3.50%    12/4/96 (1)       $  3,000     $  3,000
Alachua County FL Health Fac. (Shands Teaching Hosp.)                    6.25%    12/1/11 (1)          3,095        3,424
Alachua County FL Health Fac. (Shands Teaching Hosp.)                    6.25%    12/1/16 (1)          8,695        9,764
Allegany FL Health System Rev. (St. Mary's Hosp.)                        5.00%    12/1/12 (1)          7,380        7,120
Boynton Beach FL Utilities System                                        6.25%    11/1/20 (3)          2,085        2,203
Boynton Beach FL Utilities System                                        6.25%    11/1/20 (3)(ETM)       415          452
Brevard County FL Health Fac. (Holmes Medical Center)                   5.625%    10/1/14 (1)          3,000        3,052
Broward County FL Solid Waste                                            5.75%     7/1/13 (1)          4,130        4,234
Canaveral FL Port Auth.                                                  6.00%     6/1/06 (3)          1,000        1,074
Charlotte County FL Utility System                                       5.25%    10/1/11 (3)          1,070        1,065
Charlotte County FL Utility System                                      5.625%    10/1/21 (3)+         3,000        3,014
Charlotte County FL Utility System                                       6.75%    10/1/13 (3)          2,750        3,158
Charlotte County FL Utility System                                      6.875%    10/1/21 (3)          8,500        9,824
Collier County FL COP                                                    6.25%    2/15/13 (4)         12,500       13,939
Coral Springs FL Improvement Dist. GO                                    6.00%     6/1/10 (1)          2,300        2,514
Dade County FL Health Fac. Auth. (Baptist Hosp. Miami)                   5.25%    5/15/13 (1)          5,500        5,375
Dade County FL School GO                                                6.125%     6/1/14 (1)          6,660        7,089
Dade County FL School GO                                                6.875%     8/1/02 (1)          5,000        5,620
Dade County FL Seaport GO                                               5.125%    10/1/26 (1)          6,000        5,739
Dade County FL Seaport GO                                                6.25%    10/1/01 (2)(Prere.)  2,000        2,190
Dade County FL Seaport GO                                                6.50%    10/1/01 (2)(Prere.)  4,090        4,524
Dade County FL Water & Sewer System Rev. VRDO                            3.50%    12/4/96 (3)          9,145        9,145
Dade County FL Water & Sewer System Rev.                                 5.50%    10/1/15 (3)          2,000        2,003
Dade County FL Water & Sewer System Rev.                                 6.25%    10/1/07 (3)          1,000        1,122
Dade County FL Water & Sewer System Rev.                                 6.25%    10/1/09 (3)          1,500        1,685
Davie FL Water & Sewer                                                  6.375%    10/1/12 (2)          2,500        2,832
Dunedin FL Utility System                                                6.75%    10/1/08 (3)          1,115        1,305
Dunedin FL Utility System                                                6.75%    10/1/10 (3)          2,465        2,881
Florida Dept. of General Services Fac.                                   5.70%     9/1/20 (2)          3,000        3,044

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
FLORIDA INSURED TAX-FREE FUND                                           COUPON       DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.4%)
-------------------------------------------------------------------------------------------------------------------------
Florida Municipal Power Agency (Tricity Project)                         5.00%    10/1/10 (2)       $  4,340     $  4,255
Florida Turnpike Auth.                                                   5.00%     7/1/16 (3)          3,700        3,518
Florida Turnpike Auth.                                                   5.50%     7/1/17 (3)         12,025       12,042
Fort Pierce FL Utilities Auth.                                           5.25%    10/1/16 (2)          9,000        8,783
Greater Orlando FL Aviation Auth.                                        6.10%    10/1/06 (2)          2,500        2,705
Gulf Breeze FL Local Govt. Pooled Loan Program VRDO                      3.55%    12/5/96 (3)         10,495       10,495
Hillsborough County FL IDA (Univ. Community Hosp.)                       6.50%    8/15/19 (1)         14,600       16,875
Hillsborough County FL School Board COP                                  5.25%     7/1/17 (1)         12,000       11,851
Hillsborough County FL School Board COP                                 5.625%     7/1/15 (2)          6,500        6,512
Indian River County FL Water & Sewer                                     5.25%     9/1/18 (3)          6,415        6,268
Indian River County FL Water & Sewer                                     6.50%     9/1/08 (3)          2,540        2,914
Jacksonville FL Capital Improvement (Gator Bowl Project)                 5.50%    10/1/19 (2)          5,850        5,797
Jacksonville FL Water & Sewer                                            5.00%    10/1/20 (1)          3,000        2,832
Kissimee FL Utility Auth. Electric System                                5.25%    10/1/18 (3)          2,500        2,424
Lakeland FL Electric & Water                                             6.00%    10/1/14 (3)          2,000        2,187
Lakeland FL Electric & Water                                             6.50%    10/1/09 (3)          5,000        5,735
Lee County FL School Board COP                                           6.00%     8/1/07 (4)          5,820        6,337
Lee County FL School Board COP                                           6.00%     8/1/08 (4)          6,180        6,710
Marion County FL Hosp. Dist. (Monroe Regional Medical Center)            6.20%    10/1/07 (3)          1,000        1,082
Melbourne FL Water & Sewer                                              6.375%    10/1/12 (3)          1,000        1,079
Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)             6.125%   11/15/14 (4)          1,250        1,316
Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)              6.25%   11/15/08 (4)          2,000        2,178
Miami FL GO                                                              5.90%    12/1/08 (3)          1,000        1,093
Miami FL GO                                                              6.00%    12/1/09 (3)          1,380        1,519
Naples FL Hosp. Rev.                                                     5.50%    10/1/16 (1)          4,250        4,224
Naples FL Hosp. Rev.                                                     5.50%    10/1/26 (1)          5,180        5,105
Ocala FL Water & Sewer                                                   5.50%    10/1/15 (2)          4,550        4,558
Ocala FL Water & Sewer                                                   6.00%    10/1/05 (2)          2,565        2,819
Ocala FL Water & Sewer                                                   6.00%    10/1/10 (2)          2,435        2,666
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group)        5.50%   11/15/15 (2)          1,250        1,243
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group)        6.25%   11/15/08 (2)          4,570        5,051
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group)        6.25%   11/15/10 (2)          6,015        6,557
Orange County FL Health Fac. Auth. (Orlando Regional Health)             6.25%    10/1/09 (1)          6,980        7,785
Orange County FL Health Fac. Auth. (Orlando Regional Health)             6.25%    10/1/10 (1)          7,435        8,276
Orange County FL Health Fac. Auth. (Orlando Regional Health)             6.25%    10/1/11 (1)          3,910        4,352
Orange County FL Health Fac. Auth. (Orlando Regional Health)             6.25%    10/1/13 (1)          2,465        2,738
Orange County FL Health Fac. Auth. (Orlando Regional Health)             6.25%    10/1/16 (1)          5,500        6,158
Orange County FL Health Fac. Auth. (Orlando Regional Health)             6.25%    10/1/18 (1)          2,700        3,029
Orange County FL Solid Waste                                            6.375%    10/1/17 (3)          3,500        3,773
Orange County FL Tourist Dev.                                            5.90%    10/1/10 (1)          1,250        1,353
Orange County FL Tourist Dev.                                            6.50%    10/1/19 (2)          4,000        4,425
Orlando & Orange County FL Expressway Auth.                             5.375%     7/1/11 (2)          5,000        5,019
Orlando & Orange County FL Expressway Auth.                              6.50%     7/1/10 (3)          2,000        2,285
Osceola County FL Gas Tax Rev.                                           5.90%     4/1/08 (3)          1,805        1,920
Palm Beach County FL Criminal Justice Fac.                              5.375%     6/1/07 (3)          5,280        5,510
Palm Beach County FL Criminal Justice Fac.                              5.375%     6/1/08 (3)          2,375        2,478
Palm Beach County FL Criminal Justice Fac.                              5.375%     6/1/11 (3)          1,120        1,148
Palm Beach County FL Criminal Justice Fac.                               7.20%     6/1/15 (3)          3,000        3,699
Pinellas County FL Health Fac. Auth. (Morton Plant Hosp.)                5.25%   11/15/12 (1)          2,705        2,679
Pinellas County FL Water                                                 4.50%    10/1/97 (2)          7,185        7,242
Port of Palm Beach FL                                                    5.50%     9/1/19 (1)          1,370        1,371
Reedy Creek FL Improvement                                               5.00%     6/1/19 (2)          2,000        1,897
St. Lucie County FL Utility System                                       5.50%    10/1/15 (3)(ETM)     5,000        5,031
St. Lucie County FL Utility System                                       6.00%    10/1/20 (3)(ETM)     3,165        3,323
St. Lucie County FL Utility System                                       6.00%     9/1/24 (3)         11,750       12,206
St. Lucie County FL Utility System                                       6.50%    10/1/08 (1)(ETM)     4,910        5,533
Sarasota County FL Utility System                                        5.75%    10/1/12 (3)          4,325        4,440
Sarasota County FL Utility System                                        7.00%    10/1/09 (3)          6,260        7,475
Seacoast FL Utility Auth.                                                5.00%     3/1/19 (3)          7,450        7,020
Seacoast FL Utility Auth.                                                5.50%     3/1/10 (3)          2,500        2,533
Seacoast FL Utility Auth.                                                5.50%     3/1/17 (3)          2,400        2,450

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Seacoast FL Utility Auth.                                                5.50%     3/1/19 (3)       $  1,595     $  1,630
Seminole County FL School Board COP                                     6.125%     7/1/14 (1)          1,000        1,061
Seminole County FL School Board COP                                     6.125%     7/1/19 (1)          2,500        2,628
Seminole County FL School Board COP                                      6.50%     7/1/21 (1)          2,750        3,110
Seminole County FL Water & Sewer Rev.                                    6.00%    10/1/09 (1)          1,800        1,980
Seminole County FL Water & Sewer Rev.                                    6.00%    10/1/12 (1)          5,000        5,462
Seminole County FL Water & Sewer Rev.                                    6.00%    10/1/19 (1)          7,500        8,180
Sunrise FL Utility System                                                5.75%    10/1/16 (2)          2,000        2,048
Sunrise FL Utility System                                                5.75%    10/1/21 (2)          5,300        5,407
Tamarac FL Water & Sewer Utility                                         5.90%    10/1/11 (3)          3,980        4,302
Tampa FL Water & Sewer                                                   6.25%    10/1/02 (3)(Prere.)  7,395        8,174
Tampa FL Water & Sewer                                                   6.25%    10/1/12 (3)          5,805        6,151
Titusville FL Water & Sewer                                              6.00%    10/1/24 (1)          2,500        2,617
West Palm Beach FL Public Service Tax                                   6.125%     3/1/10 (1)          1,560        1,644
                                                                                                                 --------
                                                                                                                  462,663
                                                                                                                 --------
NON-INSURED (9.6%)
Florida Board of Educ.                                                   5.00%     6/1/12              6,000        5,805
Florida Board of Educ.                                                   6.75%     4/1/01 (Prere.)     2,000        2,220
Florida State Housing Finance Agency                                     6.25%     7/1/11              1,830        1,890
Florida State Housing Finance Agency                                     6.35%     7/1/14              2,295        2,376
Gainesville FL Utility System                                            6.50%    10/1/12              1,500        1,715
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)         4.10%    12/3/96              7,080        7,080
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)         4.15%    12/3/96                100          100
Orlando FL Utilities Comm.                                               6.75%    10/1/17             11,700       13,906
Palm Beach County FL VRDO (Norton Gallery of Art)                        3.55%    12/4/96 LOC          3,000        3,000
St. Lucie County FL PCR VRDO (Florida Power & Light)                     4.10%   12/31/96              9,300        9,300
Tallahassee FL Consolidated Utility System                               6.20%    10/1/19              2,000        2,113
                                                                                                                 --------
                                                                                                                   49,505
                                                                                                                 --------
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $485,874)                                                                             512,168
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                7,305
Liabilities                                                                                                        (4,424)
                                                                                                                 --------
                                                                                                                    2,881
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 46,521,135 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                       $515,049
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $11.07
=========================================================================================================================
*See Note A in Notes To Financial Statements.
For explanations of abbreviations and other references, see page 14 .
-------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1996, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------

                                                                                                  AMOUNT              PER
                                                                                                   (000)            SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                $492,284           $10.58
 Undistributed Net Investment Income                                                                  --              --
 Accumulated Net Realized Losses--Note E                                                          (3,529)            (.08)
 Unrealized Appreciation--Note F                                                                  26,294              .57
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                     $515,049           $11.07
=========================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.
+Security purchased on a when-issued or delayed delivery basis for which the Fund has not taken delivery as of November 30, 1996.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------
                                                  FLORIDA INSURED TAX-FREE FUND
                                                   YEAR ENDED NOVEMBER 30, 1996
                                                                          (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                            $ 24,598
                                                                       --------
      Total Income                                                       24,598
                                                                       --------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                           58
      Management and Administrative                                         689
      Marketing and Distribution                                            107
   Custodian Fees                                                            13
   Auditing Fees                                                              7
   Shareholders' Reports                                                     23
   Annual Meeting and Proxy Costs                                             3
   Trustees' Fees and Expenses                                                1
                                                                       --------
      Total Expenses                                                        901
      Expenses Paid Indirectly--Note C                                      (13)
                                                                       --------
      Net Expenses                                                          888
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    23,710
-------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                               919
   Futures Contracts                                                        957
-------------------------------------------------------------------------------
REALIZED NET GAIN                                                         1,876
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                  2,956
   Futures Contracts                                                      1,355
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          4,311
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $ 29,897
===============================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capi-tal gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------
                                                               FLORIDA INSURED TAX-FREE FUND
                                                                  YEAR ENDED NOVEMBER 30,
                                                                ----------------------------
                                                                      1996          1995
                                                                     (000)         (000)
--------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                         $  23,710     $  19,041
   Realized Net Gain (Loss)                                          1,876        (5,245)
   Change in Unrealized Appreciation (Depreciation)                  4,311        49,211
                                                                ----------------------------
      Net Increase in Net Assets Resulting from Operations          29,897        63,007
                                                                ----------------------------
DISTRIBUTIONS
   Net Investment Income                                           (23,710)      (19,041)
   Realized Capital Gain                                                --            --
                                                                ----------------------------
      Total Distributions                                          (23,710)      (19,041)
                                                                ----------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                          207,879       178,020
   Issued in Lieu of Cash Distributions                             15,310        12,044
   Redeemed                                                       (137,644)      (94,400)
                                                                ----------------------------
      Net Increase from Capital Share Transactions                  85,545        95,664
--------------------------------------------------------------------------------------------
   Total Increase                                                   91,732       139,630
--------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                               423,317       283,687
                                                                ----------------------------
   End of Year                                                    $515,049      $423,317
============================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                           19,106        17,155
   Issued in Lieu of Cash Distributions                              1,413         1,144
   Redeemed                                                        (12,696)       (9,131)
                                                                ----------------------------
      Net Increase in Shares Outstanding                             7,823         9,168
============================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year.

------------------------------------------------------------------------------------------------------------------------------
                                                                      FLORIDA INSURED TAX-FREE FUND
                                                                         YEAR ENDED NOVEMBER 30,
                                                             ----------------------------------------------        SEP. 1* TO
------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                   1996         1995         1994         1993    NOV. 30, 1992
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.94      $  9.61       $10.86       $10.16           $10.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .550         .560         .550         .537             .122
    Net Realized and Unrealized Gain (Loss) on Investments       .130        1.330       (1.180)        .700             .160
------------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                         .680        1.890        (.630)       1.237             .282
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.550)       (.560)       (.550)       (.537)           (.122)
    Distributions from Realized Capital Gains                      --           --        (.070)          --               --
------------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                     (.550)       (.560)       (.620)       (.537)           (.122)
==============================================================================================================================
NET ASSET VALUE, END OF PERIOD                                 $11.07      $ 10.94       $ 9.61       $10.86           $10.16
==============================================================================================================================

TOTAL RETURN                                                    6.45%       20.05%       -6.08%       12.38%            2.84%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                         $515         $423         $284         $269              $63
    Ratio of Total Expenses to Average Net Assets               0.19%        0.21%        0.22%        0.21%          0.24%**
    Ratio of Net Investment Income to Average Net Assets        5.09%        5.33%        5.31%        5.01%          5.10%**
    Portfolio Turnover Rate                                       19%          20%          43%          34%              15%
------------------------------------------------------------------------------------------------------------------------------

  * Commencement of operations.
 ** Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Florida Insured Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida.

A. The following significant accounting policies conform with generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The Fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At November 30, 1996, the Fund had contributed capital of $45,000 to Vanguard (included in Other Assets), representing 0.2% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1996, custodian fee offset arrangements reduced expenses by $13,000.

D. During the year ended November 30, 1996, the Fund purchased $144,172,000 of investment securities and sold $80,631,000 of investment securities, other than temporary cash investments.

E. Capital gains (losses) may be realized in a different time period for tax purposes than for financial reporting purposes. At November 30, 1996, the Fund had available a capital loss carryforward of $304,000 to offset future net capital gains through November 30, 2003.

F. At November 30, 1996, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $26,294,000, consisting of unrealized gains of $26,450,000 on securities that had risen in value since their purchase and $156,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard Florida Insured Tax-Free Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Florida Insured Tax-Free Fund (the "Fund") at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 31, 1996

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD FLORIDA INSURED TAX-FREE FUND

This information for the fiscal year ended November 30, 1996, is included pursuant to provisions of the Internal Revenue Code.

        The Fund designates 100% of its income dividends as exempt-interest dividends.

All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
           and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
           Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
           Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
           Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
           University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO
           Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
           Conservancy; formerly, Director and Senior Partner of McKinsey &
           Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
           Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.;
           Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
           Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer
           of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of
           each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
           Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
           Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and
           Chief Financial Officer.


[VANGUARD LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard Funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(c) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Quantitative Portfolios
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard/Trustees' Equity-International
      Portfolio

INDEX FUNDS
   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS
MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
      (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
      (CA, FL, NJ, NY, OH, PA)


Q180-11/96

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